UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 20, 2005
                                                                   -


                                    Exact name of registrants as specified in
       Commission                their charters, address of principal executive                  IRS Employer
      File Number                   offices and registrants' telephone number               Identification Number
-----------------------     --------------------------------------------------------     ---------------------------
        1-14465                                   IDACORP, Inc.                                   82-0505802

         1-3198                                Idaho Power Company                                82-0130980
                                              1221 W. Idaho Street
                                              Boise, ID 83702-5627
                                                 (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho

                                      None
-------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Officer Base Compensation
-----------------------------------

On January 19, 2005, the Compensation Committee (the "Committee") of the Boards of Directors (the "Boards") of IDACORP, Inc. ("IDACORP") and Idaho Power Company ("IPC") approved new base compensation, effective for the first pay period of 2005, for executive officers of IDACORP and IPC. The Boards approved the new base compensation on January 20, 2005. Base compensation for those executive officers who were named executive officers in the 2004 proxy statement for the Joint Annual Meeting of Shareholders of IDACORP and Idaho Power Company and those expected to be named this year (the "NEOs") is contained in IDACORP and IPC's 2005 Base Compensation Table for the NEOs, which is attached hereto as
Exhibit 10.1 and incorporated herein by reference. The adjustments to base compensation for the NEOs set forth in Exhibit 10.1 follow two consecutive years of no increase in base compensation, and, in the case of Mr. Anderson, a substantial increase in responsibility.

Short-Term Incentive Compensation
---------------------------------

On January 19, 2005, the Committee adopted the 2005 IDACORP Executive Incentive Plan (the "2005 Incentive Plan") and established award opportunities. The Boards approved the 2005 Incentive Plan and the award opportunities at their meeting on January 20, 2005. A copy of the 2005 Incentive Plan is attached hereto as
Exhibit 10.2 and incorporated herein by reference. Attached hereto as Exhibit
10.3 and incorporated herein by reference is the 2005 Executive Plan award opportunity chart indicating the award opportunities for the NEOs of IDACORP and IPC.

The terms of the 2005 Incentive Plan provide for annual cash incentive award opportunities based upon IDACORP and subsidiary performance measures, with a threshold, target and maximum level. The amount of incentive will be calculated by multiplying base salary by the product of the approved incentive percentage and the combined multiplier.

The goals for 2005 are a combination of (i) operational and customer service goals for IPC (weighted 40%), (ii) net income for IPC (weighted 30%) and (iii) consolidated net income for IDACORP (weighted 30%).

The first goal has two components: (i) customer satisfaction and (ii) total non-fuel operation and maintenance ("O&M") expense (excluding pension expense and third party transmission expense) and capital expenditures. Achievement of customer satisfaction, as measured by the customer relationship index, at the threshold level results in a multiplier of 10%; target level - 20%; and maximum level - 40%. Achievement of specified levels of total O&M and capital expenditures will result in multipliers at the threshold level of 10%; target level - 20%; and maximum level - 40%.

Achievement of target levels of IPC net income and consolidated IDACORP net income will result in multipliers of 30%, and maximum levels will result in multipliers of 60%, respectively.

Participants who retire, die or become disabled during the year remain eligible to receive an award. Participants who terminate employment for other reasons are not eligible for an award. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level and whether any final payment will be made. Awards may be adjusted up or down and may be made regardless of the level of achievement of performance goals. However, no award may be paid to IDACORP/IPC executives if there is no payment of awards to employees under the IDACORP/IPC Employee Incentive Plan.

Long-Term Incentive Compensation
--------------------------------

On January 19, 2005, the Committee made grants of restricted stock (time vesting) and restricted stock (performance vesting) under the IDACORP 2000 Long-Term Incentive and Compensation Plan. The Boards approved the restricted stock grants and the restricted period for time vesting and the financial goal for performance vesting at their meeting on January 20, 2005. Copies of the forms of the IDACORP 2000 Long-Term Incentive and Compensation Plan Restricted Stock Award Agreement (time vesting) and IDACORP 2000 Long-Term Incentive and Compensation Plan Restricted Stock Award Agreement (performance vesting) are attached hereto as Exhibits 10.4 and 10.5, respectively. The NEOs who received restricted stock (time vesting) and restricted stock (performance vesting) are listed on Exhibits 10.6 and 10.7, respectively, which are incorporated herein by reference.

The restricted stock (time vesting) grants will vest in full on January 1, 2009, subject to the participant remaining employed during the restricted period. Participants will receive a prorated number of shares if they retire, die or become disabled during the restricted period, based on the number of full months they were employed. Participants who terminate employment for other reasons will forfeit the shares. Participants are entitled to vote the shares and receive dividends during the restricted period.

The restricted stock (performance vesting) grants have a three-year restricted period from January 1, 2005 through December 31, 2007 with a single financial goal of cumulative earnings per share ("CEPS"). To receive a final share award, the participant must be employed during the entire restricted period, and IDACORP must achieve the three-year CEPS performance goal established by the Committee. Awards can be earned at the threshold, target or maximum level. Participants will receive a prorated award if they retire, die or become disabled during the restricted period, based on the number of full months they were employed. Awards that are not earned are forfeited. Participants who terminate employment for other reasons forfeit the shares. Participants are entitled to vote the shares and receive dividends during the restricted period.

Non-Employee Director Compensation
----------------------------------

On January 19, 2005, the Committee approved new compensation, effective January 1, 2005, for non-employee directors of the Boards. The Boards approved the new compensation at their meeting on January 20, 2005. Under the compensation program for non-employee directors, a description of which is attached hereto as Exhibit 10.8, each director who is not an IDACORP or IPC employee will receive $1,250 for each Board meeting and for each committee meeting attended, an increase from $1,000 in 2004. The Chairman of the Audit Committee will receive $3,125 per month, an increase from $2,295 per month in 2004, the Chairman of the Compensation Committee will receive $2,916 per month, an increase from $2,295 per month in 2004, and the Chairman of the Corporate Governance Committee will receive $2,583 per month, an increase from $1,962 per month in 2004. Other non-employee directors will receive $2,083 per month, an increase from $1,670 in 2004. In addition, each non-employee director, including the non-executive Chairman will receive on February 1 an annual stock grant under the IDACORP, Inc. Non-Employee Directors Stock Compensation Plan equal to approximately $40,000, an increase from $16,000 in 2004. The annual director stock option grant of 3,000 shares was eliminated. Mr. Miller, as non-executive Chairman of the Board of IDACORP and IPC, will receive a monthly retainer of $7,000, an increase from $6,500 in 2004. Mr. Miller does not receive meeting fees for either Board or committee meetings.

A copy of the IDACORP Non-Employee Directors Stock Compensation Plan, as amended on January 20, 2005, is attached hereto as Exhibit 10.9.

Directors may defer all or a portion of any retainers and meeting fees under a deferred compensation plan. Under the plan, directors may elect to receive one lump-sum payment of all amounts deferred with interest (the interest rate is equal to the Moody's Long-term Corporate Bond Yield Average rate, plus three (3) percent), or a series of up to 10 equal annual payments, depending upon the specific deferral arrangement. A liability account is maintained showing the amounts deferred and the interest accrued thereon.

Since each director serves on both the Boards of IDACORP and IPC and on the same committees of each Board, the monthly retainer applies to service on both Boards, as do the meeting fees for the Board meetings and for each committee which has a corresponding committee at both companies. Generally, meetings of IDACORP and IPC Boards and the corresponding committees are held in conjunction with each other and a single meeting fee is paid to each director for each set of meetings. Separate meeting fees will be paid in the event a Board or committee meeting is not held in conjunction with a meeting of the corresponding Board or committee.

Jan B. Packwood
---------------

Under the IPC Retirement Plan (a qualified defined benefit pension plan for all regular employees) and the IPC Security Plan for Senior Management Employees (a non-qualified defined benefit plan for senior management employees), the normal retirement age is 62. Jan B. Packwood, President and Chief Executive Officer and Director of IDACORP and Chief Executive Officer and Director of IPC will reach the age of 62 in April 2005. To encourage Mr. Packwood to remain in his existing positions with IDACORP and IPC for one or two years beyond the normal retirement age of 62, the Committee, on January 19, 2005, approved a grant of 16,000 shares of restricted stock (time vesting) with 8,000 shares vesting in full on April 15, 2006 and 8,000 shares vesting in full on April 15, 2007, subject to continued employment. The Boards approved this grant of restricted stock at their meeting on January 20, 2005. Mr.

Packwood would receive a prorated number of shares if he were to die or become disabled during the restricted period, based on the number of full months he was employed. Should Mr. Packwood terminate employment for other reasons, he would forfeit the shares. Mr. Packwood will be entitled to vote the shares and receive dividends during the restricted period. Mr. Packwood's restricted stock award agreement is filed as Exhibit 10.10 hereto.

Amendment of IDACORP Selling Agency Agreements
----------------------------------------------

On January 25, 2005 IDACORP and Goldman, Sachs & Co. entered into Amendment No. 1 to the Selling Agency Agreement dated February 28, 2001 to eliminate the reporting requirements under the agreement in connection with the filing by IDACORP of a Current Report on Form 8-K.

On January 25, 2005 IDACORP and Wachovia Capital Markets, LLC (formerly known as Wachovia Securities, Inc.) entered into Amendment No. 1 to the Selling Agency Agreement dated November 12, 2002 to eliminate the reporting requirements under the agreement in connection with the filing by IDACORP of a Current Report on Form 8-K.

The amendments are filed as Exhibits 1.1 and 1.2 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) As previously reported, Jack K. Lemley retired from the Boards on January 2, 2005, when he reached age 70, as required by the IDACORP bylaws and the IPC Restated Articles of Incorporation, as amended (the "Charter") and bylaws. As discussed in Item 5.03 below, on January 20, 2005, IDACORP and IPC amended their bylaws and the Charter to raise the mandatory retirement age to 72. Mr. Lemley was then invited to rejoin the Boards, effective February 1, 2005. Mr. Lemley will serve on the Compensation Committee.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

(a) On January 20, 2005, the Board of Directors of IDACORP amended IDACORP's bylaws to raise the mandatory retirement age for members of the Board of Directors from age 70 to 72, effective immediately. A copy of the IDACORP bylaws as amended is filed as Exhibit 3.1 hereto.

On January 20, 2005, the Board of Directors of IPC amended IPC's bylaws and Charter to raise the mandatory retirement age for members of the Board of Directors from age 70 to 72, effective immediately. IDACORP, as sole shareholder of IPC, consented to such amendment. A copy of the IPC bylaws as amended is filed as Exhibit 3.2 hereto, and a copy of the Charter amendment is filed as
Exhibit 3.3 hereto.

ITEM 8.01  OTHER EVENTS

Fitch Lowers Ratings of IDACORP and IPC
---------------------------------------

On January 24, 2005, Fitch Inc. ("Fitch") announced that it had lowered the long-term debt ratings of IDACORP and the long-term and short-term debt ratings of IPC. According to Fitch, the rating outlook for both companies is stable. These downgrades are expected to increase the cost of new debt and other issued securities going forward.

Fitch stated that the downgrade of IPC's ratings reflected IPC's increased earnings volatility and debt burden relative to cash flows, primarily due to the adverse effect of ongoing drought conditions in southern Idaho and the lower than expected general rate case order issued by the Idaho Public Utilities Commission in 2004. According to Fitch, consolidated leverage has also been adversely affected by higher non-utility debt. Fitch noted that the revised ratings also considered the moderating effect of IPC's power cost adjustment mechanism, which has enabled the company to maintain solid interest coverage ratios, the positive impact of a more conservative corporate business profile, and ongoing efforts to reduce financial leverage. Fitch stated that the stable rating outlook assumes a return to normal stream flows and hydroelectric generation output in 2006.

The following outlines the former and current Fitch ratings of IPC's and IDACORP's securities:

---------------------------- ------------------------ ------------------------
                                       IPC                    IDACORP
---------------------------- ------------- ---------- ------------ -----------
                                Former      Current     Former      Current
---------------------------- ------------- ---------- ------------ -----------
Corporate Credit Rating          None        None        None         None
---------------------------- ------------- ---------- ------------ -----------
Senior Secured Debt               A           A-         None         None
---------------------------- ------------- ---------- ------------ -----------
Senior Unsecured Debt             A-         BBB+        BBB+         BBB
---------------------------- ------------- ---------- ------------ -----------
Preferred Stock                  BBB+         BBB        None         None
---------------------------- ------------- ---------- ------------ -----------
Commercial Paper                 F-1          F-2         F-2         F-2
---------------------------- ------------- ---------- ------------ -----------
Rating Outlook                 Negative     Stable     Negative      Stable
---------------------------- ------------- ---------- ------------ -----------

The following outlines the current Standard & Poor's Ratings Services ("Standard & Poor's"), Moody's Investors Service ("Moody's") and Fitch ratings of IPC's and IDACORP's securities:

---------------------------------------------------------------------------
               Standard & Poor's         Moody's              Fitch
---------------------------------------------------------------------------
                 IPC      IDACORP     IPC     IDACORP     IPC     IDACORP
---------------------------------------------------------------------------
Corporate        BBB+       BBB+      Baa1      Baa2      None      None
Credit
Rating
---------------------------------------------------------------------------
Senior            A-        None       A3       None       A-       None
Secured
Debt
---------------------------------------------------------------------------
Senior           BBB        BBB        Baa1     Baa2      BBB+      BBB
Unsecured     (prelim)    (prelim)
Debt
---------------------------------------------------------------------------
Subordinated    None        BBB-       None     None      None      None
Debt                      (prelim)
---------------------------------------------------------------------------
Preferred        BBB-      None      (P)Baa3    None       BBB      None
Stock         (prelim)

---------------------------------------------------------------------------
Trust           None        BBB-       None    (P)Baa3    None      None
Preferred                (prelim)
Stock
---------------------------------------------------------------------------
Short-Term     BBB/A-2     None       Baa1/     None      None      None
Tax-Exempt                            VMIG-2
Debt
---------------------------------------------------------------------------
Commercial      A-2        A-2         P-2      P-2       F-2       F-2
Paper
---------------------------------------------------------------------------
Credit          None       None        Baa1     Baa2      None      None
Facility
---------------------------------------------------------------------------
Rating         Stable     Stable     Stable    Stable    Stable    Stable
Outlook
---------------------------------------------------------------------------

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits.

     Number       Description

     1.1 Amendment No. 1, dated January 25, 2005, to Selling Agency Agreement between IDACORP and Goldman, Sachs & Co.

     1.2 Amendment No. 1, dated January 25, 2005, to Selling Agency Agreement between IDACORP and Wachovia Capital Markets, LLC (formerly known as Wachovia Securities, Inc.)

     3.1 Amended Bylaws of IDACORP, amended on January 20, 2005 and presently in effect

     3.2 Amended Bylaws of Idaho Power Company, amended January 20, 2005 and presently in effect

     3.3 Articles of Amendment to Restated Articles of Incorporation of Idaho Power Company, as amended, as filed with the Secretary of State of the State of Idaho on January 21, 2005

     10.1         IDACORP, Inc. and Idaho Power Company NEO 2005 Base
                  Compensation Table

     10.2         2005 IDACORP, Inc. Executive Incentive Plan

     10.3         2005 IDACORP, Inc. Executive Incentive Plan NEO Award
                  Opportunity Chart

     10.4 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan-Form of Restricted Stock Award Agreement (time vesting)

     10.5 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan-Form of Restricted Stock Award Agreement (performance vesting)

     10.6 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Restricted Stock Awards (time vesting) to NEOs Chart

     10.7 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Restricted Stock Awards (performance vesting) to NEOs Chart

     10.8 IDACORP, Inc. and Idaho Power Company Compensation for Non-Employee Directors of the Board of Directors

     10.9 IDACORP, Inc. Non-Employee Directors Stock Compensation Plan, as amended on January 20, 2005.

     10.10        Jan B. Packwood 2005 Restricted Stock Award Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  January 26, 2005

                                  IDACORP, Inc.

                                  By:   /s/ Darrel T. Anderson
                                        ----------------------
                                        Darrel T. Anderson
                                        Senior Vice President -
                                        Administrative Services
                                        and Chief Financial Officer



                                   IDAHO POWER COMPANY

                                   By:  /s/ Darrel T. Anderson
                                        ----------------------
                                        Darrel T. Anderson
                                        Senior Vice President -
                                        Administrative Services
                                        and Chief Financial Officer

                                INDEX TO EXHIBITS

     Number       Description

     1.1 Amendment No. 1, dated January 25, 2005, to Selling Agency Agreement between IDACORP and Goldman, Sachs & Co.

     1.2 Amendment No. 1, dated January 25, 2005, to Selling Agency Agreement between IDACORP and Wachovia Capital Markets, LLC (formerly known as Wachovia Securities, Inc.)

     3.1 Amended Bylaws of IDACORP, amended on January 20, 2005 and presently in effect

     3.2 Amended Bylaws of Idaho Power Company, amended January 20, 2005 and presently in effect

     3.3 Articles of Amendment to Restated Articles of Incorporation of Idaho Power Company, as amended, as filed with the Secretary of State of the State of Idaho on January 21, 2005

     10.1         IDACORP, Inc. and Idaho Power Company NEO 2005 Base
                  Compensation Table

     10.2         2005 IDACORP, Inc. Executive Incentive Plan

     10.3         2005 IDACORP, Inc. Executive Incentive Plan NEO Award
                  Opportunity Chart

     10.4 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan-Form of Restricted Stock Award Agreement (time vesting)

     10.5 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan-Form of Restricted Stock Award Agreement (performance vesting)

     10.6 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Restricted Stock Awards (time vesting) to NEOs Chart

     10.7 IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan Restricted Awards (performance vesting) to NEOs Chart

     10.8 IDACORP, Inc. and Idaho Power Company Compensation for Non-Employee Directors of the Board of Directors

     10.9 IDACORP, Inc. Non-Employee Directors Stock Compensation Plan, as amended on January 20, 2005.

     10.10        Jan B. Packwood 2005 Restricted Stock Award Agreement